Table of Contents
      USAA Family of Funds                                              1
      Message from the President                                        2
      Investment Review:
         USAA Florida Tax-Free Income Fund                              4
         USAA Florida Tax-Free Money Market Fund                       10
      Financial Information:
         Portfolios of Investments:
            USAA Florida Tax-Free Income Fund                          15
            USAA Florida Tax-Free Money Market Fund                    19
         Notes to Portfolios of Investments                            22
         Statements of Assets and Liabilities                          23
         Statements of Operations                                      24
         Statements of Changes in Net Assets                           25
         Notes to Financial Statements                                 26




Important Information

Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are "streamlined." One copy of each report is sent to each address, rather than to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:

            USAA Investment Management Company
            Attn: Report Mail
            9800 Fredericksburg Road
            San Antonio, TX 78284-8916

or phone a Mutual Fund Representative at 1-800-531-8448 during business hours.

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the USAA Florida Funds, managed by USAA Investment Management Company (IMCO). It may be used as sales literature only when preceded or accompanied by a current prospectus which gives further details about the Fund.

USAA with the eagle is registered in the U.S. Patent & Trademark Office. (Copyright)1998, USAA. All rights reserved.





USAA Family of Funds Summary

         Fund                                             Minimum
       Type/Name                     Volatility          Investment*
       ---------                     ----------          ----------

 CAPITAL APPRECIATION
===============================================================================
 Aggressive Growth                 Very high               $3,000
 Emerging Markets(1)               Very high               $3,000
 First Start Growth                Moderate to high        $3,000
 Gold(1)                           Very high               $3,000
 Growth                            Moderate to high        $3,000
 Growth & Income                   Moderate                $3,000
 International(1)                  Moderate to high        $3,000
 S&P 500 (Registered Trademark)
   Index(2)                        Moderate                $3,000
 Science & Technology(5)           Very high               $3,000
 World Growth(1)                   Moderate to high        $3,000

 ASSET ALLOCATION
===============================================================================
 Balanced Strategy(1)              Moderate                $3,000
 Cornerstone Strategy(1)           Moderate                $3,000
 Growth and Tax
  Strategy(3)                      Moderate                $3,000
 Growth Strategy(1)                Moderate to high        $3,000
 Income Strategy                   Low to moderate         $3,000

 INCOME - TAXABLE
===============================================================================
 GNMA                              Low to moderate         $3,000
 Income                            Moderate                $3,000
 Income Stock                      Moderate                $3,000
 Short-Term Bond                   Low                     $3,000

 INCOME - TAX EXEMPT
===============================================================================
 Long-Term(3)                      Moderate                $3,000
 Intermediate-Term(3)              Low to moderate         $3,000
 Short-Term(3)                     Low                     $3,000
 State Bond Income(3)**            Moderate                $3,000

 MONEY MARKET
===============================================================================
 Money Market(4)                   Very low                $3,000
 Tax Exempt
  Money Market(3),(4)              Very low                $3,000
 Treasury Money
  Market Trust(4)                  Very low                $3,000
 State Money Market(3),(4)**       Very low                $3,000

(1) Foreign investing is subject to additional risks, which are discussed in the funds' prospectuses.

(2) S&P 500 (Registered Trademark) is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use. The Product is not sponsored, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Product.

(3) Some income may be subject to state or local taxes or the federal alternative minimum tax.

(4)  An investment in a money market fund is not  insured or   guaranteed by
     by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.

(5) This Fund may be more volatile than a fund that diversifies across many industries.

 * The InveStart (Registered Trademark) program is available for investors without the $3,000 initial investment required to open an IMCO mutual fund account. A mutual fund account can be opened with no initial investment if you elect to have monthly automatic investments of at least $50 from a bank account. InveStart is not available on tax-exempt funds or the S&P 500 Index Fund. The minimum initial investment for IRAs is $250, except for the $2,000 minimum required for the S&P 500 Index Fund. IRAs are not available for tax-exempt funds. The Growth and Tax Strategy Fund is not available as an investment for your IRA because the majority of its income is tax exempt.

** California, Florida, New York, Texas, and Virginia funds available to residents only.

Non-deposit investment products are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, USAA Federal Savings Bank, and are subject to investment risks, and may lose value.

For more complete information about the mutual funds managed and distributed by USAA IMCO, including charges and expenses, please call 1-800-531-8181 for a prospectus. Read it carefully before you invest.





Message from the President

OVER THE PAST  COUPLE OF YEARS
when Ken Willmann, who heads up our tax-exempt bond area, has gone with us to speak to shareholders, he's said, "Bonds are like Rodney Dangerfield. They get no respect." That was because the great performance of stocks since 1995 made any bond look pale by comparison. But what a difference a few months make!

After 1995, I told stock fund shareholders, "It was a great year, but it would be a stretch to expect a repeat." After 1996, I said, "That's two great years in a row. Any more would be unusual." After 1997, I said, "You should not extrapolate 30% a year returns." Finally, by August of this year, my caution proved correct. (The market is often reluctant to recognize genius.) Herein lies the case for owning bonds.

You have probably heard me say, that in my career I've known only two people who could really stand a portfolio that is 100% stocks. That is being proven again. The actual fear that accompanies a severe market drop is something difficult to imagine. That fear is now impelling people toward fixed-income investments. The behavior of stocks and bonds this past summer reinforces such a move, because as stocks went into turmoil, a shift of money into bonds drove their prices up. If you owned both in your portfolio, this difference in performance of the two classes would have, I believe, left you much calmer than if you owned stocks alone.


[PHOTOGRAPH OF PRESIDENT AND VICE CHAIRMAN OF THE BOARD: MICHAEL J.C. ROTH, CFA APPEARS HERE]


The ability to keep emotion out of investing and to look instead for opportunity is very important. To be able to do that in a time like August 1998, for most people, requires a portfolio that is a mix of stocks and bonds. And that's because the markets will always surprise us.


Sincerely,


Michael J.C. Roth, CFA
President and
Vice Chairman of the Board


P.S. We have some news for those USAA funds that paid capital gain distributions during 1998! President Clinton signed the appropriations bill October 23, 1998, that modifies the long-term (12 months) capital gains holding period rules so that essentially all registered investment company capital gain dividends paid to shareholders during 1998 will be taxed at a maximum of 20%.

Past performance is no guarantee of future results.

For more information about mutual funds managed and distributed by USAA IMCO, including charges and expenses, please call for a prospectus. Read it carefully before investing.

Although none of the investment instruments mentioned are guaranteed or insured, government bonds are backed by the full faith and credit of the U.S. Government. Common stocks are considered to have the most risk, followed by corporate bonds and government bonds. All of these vehicles are subject to tax. If held to maturity, bonds offer a fixed rate of return and fixed principal value. Return and principal value of an investment in stocks will fluctuate.




Investment Review

USAA FLORIDA TAX-FREE INCOME FUND

OBJECTIVE: Provide Florida investors with a high level of current interest income that is exempt from federal income taxes and shares that are exempt from the Florida intangible personal property tax.

TYPES OF INVESTMENTS: Invests primarily in long-term investment grade Florida tax-exempt securities.


--------------------------------------------------------------------------------
                                            3/31/98              9/30/98
--------------------------------------------------------------------------------
  Net Assets                            $145.9 Million       $166.6 Million
  Net Asset Value Per Share                  $9.94               $10.20
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
6-MONTH TOTAL RETURN AND 30-DAY SEC YIELD* AS OF 9/30/98
--------------------------------------------------------------------------------
             3/31/98 to 9/30/98                    30-Day SEC Yield
                  5.21%(+)                               4.49%
--------------------------------------------------------------------------------

(*) Calculated as prescribed by the Securities and Exchange Commission.
(+) Total returns for periods of less than one year are not annualized. This six-month return is cumulative.



                  Average Annual Compounded Returns with
         Reinvestment to Dividends-Periods Ending September 30, 1998

-------------------------------------------------------------------------------
                    TOTAL                         DIVIDEND               PRICE
                   RETURN           EQUALS        RETURN       PLUS      CHANGE
--------------------------------------------------------------------------------
Since 10/1/93       5.87%              =          5.47%          +        .40%
--------------------------------------------------------------------------------
5 Years             5.87%              =          5.47%          +        .40%
--------------------------------------------------------------------------------
1 Year              9.89%              =          5.38%          +       4.51%
--------------------------------------------------------------------------------



ANNUAL TOTAL RETURNS AND COMPOUNDED DIVIDEND RETURNS FOR THE 5-YEAR PERIOD ENDED SEPTEMBER 30, 1998

A chart in the form of a bar graph appears here, illustrating the Annual Total Returns and Compounded Dividend Returns of the USAA Florida Tax-Free Income Fund for the 5-year period ended September 30, 1998.

Total Return for Years Ended:
----------------------------
9/30/94        -6.68%
9/30/95         9.67%
9/30/96         7.30%
9/30/97        10.18%
9/30/98         9.89%

**Compounded Dividend Yield for Years Ended:
-------------------------------------------
9/30/94         4.42%
9/30/95         6.07%
9/30/96         5.78%
9/30/97         5.79%
9/30/98         5.38%

Change in Share Price:
---------------------
9/30/94       -11.10%
9/30/95         3.60%
9/30/96         1.52%
9/30/97         4.39%
9/30/98         4.51%

** Compounded Dividend yield calculation includes only income distributions.

Total return equals income return plus share price change and assumes reinvestment of all dividends and capital gain distributions. Dividend return is the income dividends received over the period assuming reinvestment of all dividends. Share price change is the change in net asset value over the period adjusted for capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. The performance data quoted represent past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.



COMPARISON - 12 MONTH DIVIDEND YIELD

A chart in the form of a bar graph appears here illustrating the comparison of the 12 Month Dividend Yield of the USAA Florida Tax-Free Income Fund to the 12 Month Dividend Yield of the Lipper Florida Municipal Debt Funds Average from 9/30/95 to 9/30/98.

          USAA Florida Tax-Free             Lipper Florida Municipal
           Income Fund Yield                Debt Funds Average Yield
           -----------------                ------------------------
9/30/95        5.54%                                5.19%
9/30/96        5.54%                                5.03%
9/30/97        5.28%                                4.81%
9/30/98        4.92%                                4.45%


12-month dividend yield is computed by dividing income dividends paid during the previous 12 months by the latest month-end net asset value adjusted for capital gain distributions. The graph represents data for periods ending 9/30/95 to 9/30/98.



CUMULATIVE PERFORMANCE COMPARISON

A chart in the form of a line graph appears here, comparing the cumulative performance of a $10,000 investment for the USAA Florida Tax-Free Income Fund, Lehman Brothers Municipal Bond Index and the Lipper Florida Municipal Debt Funds Average. The data points from the graph are as follows:

USAA  Florida Tax-Free Income Fund

  Year                 Amount
--------              -------
10/01/93              $10,000
03/31/94              $ 9,179
09/30/94              $ 9,332
03/31/95              $ 9,822
09/30/95              $10,235
03/31/96              $10,574
09/30/96              $10,982
03/31/97              $11,262
09/30/97              $12,100
03/31/98              $12,639
09/30/98              $13,297


Lehman Brothers Municipal Bond Index

  Year                 Amount
--------              -------
10/01/93              $10,000
03/31/94              $ 9,584
09/30/94              $ 9,756
03/31/95              $10,296
09/30/95              $10,847
03/31/96              $11,159
09/30/96              $11,502
03/31/97              $11,767
09/30/97              $12,539
03/31/98              $13,028
09/30/98              $13,632


Lipper Florida Municipal Debt Funds Average

  Year                 Amount
--------              -------
10/01/93              $10,000
03/31/94              $ 9,437
09/30/94              $ 9,547
03/31/95              $10,085
09/30/95              $10,543
03/31/96              $10,842
09/30/96              $11,166
03/31/97              $11,352
09/30/97              $12,054
03/31/98              $12,517
09/30/98              $13,056


Data since inception on 10/1/93 through 9/30/98

The broad-based Lehman Brothers Municipal Bond Index is an unmanaged index that tracks total return performance for the long-term investment grade tax-exempt bond market. The Lipper Florida Municipal Debt Funds Average is the average performance level of all Florida Municipal Debt Funds, as computed by Lipper Analytical Services, Inc., an independent organization that monitors the performance of mutual funds. All tax-exempt bond funds will find it difficult to outperform the Lehman Index, since funds have expenses.




Message from the Manager


[PHOTOGRAPH OF PORTFOLIO MANAGER:  ROBERT R. PARISEAU, CFA, APPEARS HERE]


MUNICIPALS ON SALE?
The yield on the 30-year U.S. Treasury bond(1)(the Long Bond) fell almost a full 1%, closing at 4.98%, during the six-month period ending on September 30, 1998. The yield on the Bond Buyer 40-Bond Index(2)(BBI40) fell less. It began the period at 5.27% and ended at 5.04%. The current relationship between U.S. Treasury and municipal bonds implies that an investor can buy a municipal long bond at nearly the same yield as the U.S. Treasury long bond and receive the tax exemption feature to boot.


ROUND UP THE USUAL SUSPECTS --
SUPPLY & DEMAND
Why have the municipal and U.S. Treasury markets reacted the way they have? Although the different fixed income market sectors tend to move together over time, relative performance often varies during shorter periods. Typically, the greatest influence on market prices is supply and demand.

Supply of U.S. Treasury bonds has been stable thanks to the budget surplus, while demand has been very strong - especially from skittish foreign and stock market investors. Foreign investors, who cannot benefit from a U.S. tax-exempt security, prefer the widely quoted and more liquid U.S. Treasury bonds.

Municipal bonds are in ample supply, thanks to a near record level of refinancing. Demand has been positive but restrained. Municipal prices have moved generally with the market, but not as much as the U.S. Treasury bonds which are more "in demand." Why should investors consider the municipal market today? For the same reasons as before. When compared to taxable bonds for those investors in the 28% federal income tax bracket and higher, municipal bonds typically generate the highest tax-equivalent yields for a very reasonable level of risk.

MARKET OUTLOOK
In late September, the Federal Reserve Board reduced the interbank lending (Fed Funds) rate by .25% to 5.25%, the first reduction since January 1996. Chairman Greenspan is concerned that the financial crisis in emerging foreign markets may infect the more developed nations including the United States. A growing number of economists believe that recessions could envelop a number of important U.S. trading partners. Mr. Greenspan appears less concerned about the outlook for the American economy. Our economy is beginning to show the first signs of cooling-off after years of brisk economic expansion. In this current economic environment, inflationary expectations are very low which should be favorable for the bond markets.

(1) The 30-year U.S. Treasury Bond is generally considered the benchmark for U.S. long-term interest rates.
(2) The Bond Buyer 40-Bond Index is the industry standard for the yield of long-term, investment-grade municipal bonds.

STRATEGY
I focus primarily on generating maximum tax-exempt income with the goal of producing the best after-tax total return over a 3 to 5 year investment horizon. I remain fully invested in long-term, investment-grade municipal bonds. There are no exotic derivatives or futures contracts to leverage or hedge the portfolio. I have no intention of purchasing municipal bonds that are subject to the federal alternative minimum tax (AMT) for individuals. Of course, I would certainly advise our shareholders if there is a change in the Federal Tax Code that compels me to reconsider my position on the AMT.

THE PORTFOLIO IS A SUM OF ITS PARTS -- DISCOUNT & PREMIUM BONDS
I consider how each bond will fit and interact with the rest of the portfolio. In a sense, different types of bonds play different roles, in particular, discount and premium bonds. While a relatively small percentage of the Fund is invested in zero coupon bonds (zero coupons), a much larger percentage is invested in bonds originally purchased at their stated face value, or "par," but when interest rates were higher. Some of these bonds are priced at significant premiums above par. While these premium bonds contribute very nicely to your monthly dividend, over time they expose the portfolio to significant coupon reinvestment and call risk (early redemption risk). In addition, premium bonds are less sensitive to the changes in interest rates.

WHAT IS A ZERO COUPON BOND?
A zero coupon bond is a security that makes no periodic coupon(3) payments, but instead is sold at a deep discount from its face value. A zero coupon bond gradually appreciates in value at the market rate of interest until the bond is worth the stated face value at maturity. The current Federal Tax Code requires that we account for this gradual increase by distributing it as tax-exempt interest. As interest accrues on all of the bonds in the portfolio, including the zero coupons, shareholders are paid monthly dividends.

Since the compounding interest rate never changes, zero coupons have no reinvestment risk, unlike coupon bonds. In addition, because of the single lump sum payment at maturity, the market value of a zero coupon bond is very sensitive to changes in interest rates.

(3) A bond's coupon is the fixed amount of interest that is paid annually stated as a percentage of face value, normally $1000. For example, a 6.5% coupon pays $65 (6.5% times $1000 = $65) normally in two semiannual payments of $32.50 for the life of the bond.

HOW DO ZERO COUPON BONDS ADD UP?
In summary, zero coupon bonds are an excellent complement to my yield strategy for two reasons:

    - Zero coupons accrue and distribute interest typically at yields higher than coupon bonds of equal maturity priced near par.

    - Zero coupons offset the Fund's less interest-rate sensitive, premium bonds by significantly contributing to total return performance in strong markets.

YOUR FUND'S PERFORMANCE -- MORNINGSTAR 4-STAR FUND
I'm very pleased to say that your Fund's performance earned a 5-star rating from Morningstar for the 3-year period ended September 30, 1998, among 1,581 funds in the municipal bond fund category.(4) The Fund's performance compared very favorably to its peer group. Your Fund's net asset value (NAV) per share increased by $.26, or 2.62%, since March 31, 1998.

While past performance is no guarantee of future results, the Fund's annualized dividend distribution yield(5) for the past 6 months was 4.89%, as compared to the Lipper Florida Municipal Debt Funds Average of 4.39% for the 64 funds in the category.(6) For the same period and category, the Fund's total return(7) was 5.21% as compared to the Lipper Average of 4.30%.

THE STATE OF FLORIDA
Florida's strong economic growth continues. The unemployment rate improved to 4.3% in August 1998 from 4.7% posted a year earlier. This compares favorably to the national rate of 4.5% in August 1998. Led by strong growth in the sales-and-use tax, state general revenues increased by more than $1.1 billion, or 7.2%, for fiscal year 1997-98. This revenue growth contributed to excellent financial results for the state, although the economically sensitive sales tax contributes about 70% of General Fund revenues. Estimated budget reserves are over $1 billion, or a solid 6% of total general revenues. Expectations for continued economic growth support a positive, although tempered, financial outlook for fiscal 1998-99.


Past performance is no guarantee of future results.
(4) The Fund was also awarded 4- and 3-star ratings for the overall and 5-year period ended September 30, 1998, among overall and 943 funds in the municipal bond fund category. Morningstar proprietary ratings reflect historical risk-adjusted performance through September 30, 1998. The ratings are subject to change monthly. The ratings are calculated from the Fund's 3-, 5-, and 10-year average annual total returns, as applicable, in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day Treasury bill returns. There is a 3-year minimum performance requirement before a fund is rated. Overall rating is a weighted average of a fund's 3-, 5-, and 10-year ratings, as applicable. The top ten percent of the funds in a rating category receive five stars and the next 22.5% receive four stars.
(5) Dividend yield is computed by dividing income dividends paid during the previous 6 months by the latest month-end net asset value adjusted for capital gain distributions and annualizing the result.
(6)  Refer to page 5 for the Lipper Average definition.
(7) Total return equals income return plus share price change and assumes reinvestment of all dividends and capital gain distributions.

As I have mentioned before, Florida's rate of population growth has been more than twice that of the U.S. over the last decade. The expanding population generates its own economic growth but also creates budgetary pressures for social programs and infrastructure needs. To this end, Florida's state debt level has increased, and future borrowing is anticipated. Hopefully, relieving some of this pressure is the tobacco industry settlement that may bring in $13 billion of revenue to the state over the next 25 years. Finally, the impact of well publicized wild fires, while locally significant, is not expected to have a materially adverse impact upon the state.

Reflecting strong credit fundamentals, Florida maintains high bond ratings of Aa2, AA+, and AA from Moody's Investors Service, Standard & Poor's, and Fitch IBCA, respectively.



                To match the USAA Florida Tax-Free Income Fund's
                    closing 30-Day SEC yield of 4.49% and:
--------------------------------------------------------------------------------
Assuming a Marginal Federal Tax Rate of:   15%     28%     31%     36%    39.6%
--------------------------------------------------------------------------------
Assuming an investor, filing jointly,
with $300,000 in intangible assets,
a fully taxable investment must pay:     5.29%   6.24%   6.51%   7.02%    7.44%
--------------------------------------------------------------------------------

This table is based on a hypothetical investment calculated for illustrative purposes only. It is not an indication of performance for any of the USAA Family of Funds.


PORTFOLIO RATINGS/MIX

A pie chart is shown here depicting the Portfolio Mix as of September 30, 1998 of the USAA Florida Tax-Free Income Fund to be:

AAA - 31%; AA - 26%; A - 22%; BBB - 20%; Cash Equivalent - 1%.


This chart reflects the highest rating of either Moody's Investors Service, Standard & Poor's Rating Group, or Fitch Investors Service. Unrated securities that have been determined by USAA IMCO to be of equivalent investment quality to categories AAA and BBB account for 1.5% and 3.2%, respectively, of the Fund's investments.

Note: Income may be subject to the federal alternative minimum tax. See page 15 for a complete listing of the Portfolio of Investments.



Investment Review

USAA FLORIDA TAX-FREE MONEY MARKET FUND
OBJECTIVE: Provide Florida investors with a high level of current interest income that is exempt from federal income taxes and shares that are exempt from the Florida intangible personal property tax, while preserving capital and maintaining liquidity.

TYPES OF INVESTMENTS: High quality Florida tax-exempt securities with maturities of 397 days or less. The Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less and will endeavor to maintain a constant net asset value per share of $1.00.*

* An investment in a money market fund is not insured or guaranteed by the FDIC or any government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.



--------------------------------------------------------------------------------
                                             3/31/98               9/30/98
--------------------------------------------------------------------------------
  Net Assets                             $89.8 Million        $88.4 Million
  Net Asset Value Per Share                  $1.00                $1.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS AND 7-DAY YIELD AS OF 9/30/98
--------------------------------------------------------------------------------
         3/31/98                               Since Inception     7-Day
       to 9/30/98       1 Year       5 Years     on 10/1/93        Yield
         1.64%(+)        3.28%        3.10%         3.10%          3.55%
--------------------------------------------------------------------------------
(+) Total returns for periods of less than one year are not annualized. This six-month return is cumulative.

Total return equals income return and assumes reinvestment of all dividends and any capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Past performance is no guarantee of future results. Yields and returns fluctuate. The 7-day yield quotation more closely reflects current earnings of the Fund than the total return quotation.


7-DAY YIELD COMPARISON

A chart in the form of a line graph appears here illustrating the comparison of the 7 day Yield of the USAA Florida Tax-Free Money Market Fund and the IBC Financial Data, Inc. SB (Stock Broker) and GP (General Purpose) (Tax-Free) Money Funds.

                      USAA Florida Tax-Free
                      Money Market Fund                IBC Financial Data, Inc.
                      ---------------------            ------------------------

09/30/97                     3.60%                              3.25%
10/28/97                     3.29%                              3.03%
11/25/97                     3.58%                              3.20%
12/30/97                     3.44%                              3.27%
01/27/98                     3.04%                              2.82%
02/24/98                     2.99%                              2.66%
03/31/98                     3.29%                              2.93%
04/28/98                     3.81%                              3.37%
05/26/98                     3.44%                              3.10%
06/30/98                     3.32%                              2.93%
07/28/98                     3.18%                              2.88%
08/25/98                     3.00%                              2.60%
09/29/98                     3.54%*                             3.10%*

Data represent the last Monday of each month.
* Ending date 9/28/98

The graph tracks the Fund's 7-day yield against IBC Financial Data, Inc. State Specific SB (Stock Broker) & GP (General Purpose) (Tax-Free) Money Funds, an average of money market fund yields.



Message from the Manager

[PHOTOGRAPH OF PORTFOLIO MANAGER: JOHN C. BONNELL, CFA, APPEARS HERE]

THE MARKET
The six-month period ending September 30, 1998, was certainly eventful. The focus at the beginning of the period was on the ideal economic environment - strong growth with low inflation. Focus quickly shifted course to concerns over negative economic events unfolding globally and the potential impact on the domestic economy. These concerns induced a massive "flight to quality" into U.S. Treasury securities, seen as a safe haven from market uncertainty. In response, the Federal Reserve (Fed) lowered the federal funds rate (the rate banks charge one another for overnight loans) .25% to 5.25% on September 29, 1998. The perception in the market is for further decreases before year end.

This action reversed the Fed's prior stance from a bias toward raising rates to a more accommodative easing mode. One-year Treasury bills that stood at 5.39% March 31, 1998, ended September 30, 1998, at 4.40%.

This year's municipal "note season"(1) was anything but typical. For one, the new supply of notes was substantially reduced since most issuers' cash positions improved last year. In addition, some underwriters purchased large quantities of notes at inflated prices only to convert the notes into variable rate securities(2) with even shorter effective maturities. This caused prices on fixed-rate notes to soar (yields fall) and prices on variable rate securities to be relatively attractive (higher yields). One-year municipal note yields, as measured by the Bond Buyer One-Year Note Index,(3) dropped from 3.64% to 3.24% over the six months ending September 30, 1998. Yields on variable rate securities, as measured by the BMA Swap Index (a weekly high-grade market index composed of 7-day tax-exempt demand notes), fluctuated from 2.79% to 4.37% over the same period but averaged 3.58%.


(1) Note season is typically June through August when many issuers sell one-year notes in order to smooth the uneven timing of taxes and other revenues.
(2) Variable rate demand notes represent borrowings that are payable on demand and that bear interest reflective of a money market rate.
(3) The Bond Buyer One-Year Note Index is representative of yields on 10 large one-year tax-exempt notes.


STRATEGY
As always, we focus on buying the best relative value in the market at any time. Given the relative abundance of variable rate securities compared to longer maturity fixed-rate securities, variable rate securities currently offer a better risk/reward value. For this reason, the average maturity of the Fund may drift lower in the near term. In addition, the variable rate securities provide the liquidity necessary to extend the Fund's average maturity as opportunities arise. The fixed-rate securities already in the Fund will help stabilize the seasonally fluctuating yields on variable rate securities. We continue to utilize our internal credit research staff to analyze each security on a case-by-case basis and remain very selective when investing fund assets.

PERFORMANCE
While past performance is no guarantee of future results, for the 12 months ending September 30, 1998, your Fund ranked 9 out of 161 State Specific Tax-Exempt Money Market Funds according to IBC Financial Data, Inc.(4) with a compounded dividend yield of 3.28%. The average for the category over the same period was 2.94%.

FLORIDA
Florida's service-based economy continues to perform well. The seasonally adjusted unemployment rate improved to 4.3% in August 1998 from 4.7% in August 1997. This compares favorably to the U.S. rate of 4.5% in August 1998 and 4.9% in August 1997. The state's strong population growth is one fundamental reason why the state's economy has outperformed the nation as a whole. Over the last decade, Florida's rate of population growth has been more than twice that of the U.S. However, an expanding population base also creates budgetary pressure for social programs and infrastructure needs. To this end, the level of Florida's debt has increased, and future borrowing is anticipated.

Led by the strong growth in the cyclically vulnerable sales-and-use tax which comprises approximately 70% of state general revenues, estimated state net general revenues increased by more than $1.1 billion, or 7.2%, in fiscal year 1997-98. This revenue growth contributed to another excellent year of financial results for the state. Estimated reserves in the Budget Stabilization Fund and Working Capital Fund total over $1 billion, a solid 6% of total general revenues. Expectations for continued economic growth support a positive, although tempered, financial outlook for fiscal 1998-99. Of note is the settlement of a state lawsuit against the tobacco companies, which is expected to bring in $13 billion of revenue to the state over the next 25 years. In addition, the impact of well publicized fires, while locally significant, is not expected to have a materially adverse impact upon the state.

Reflecting strong credit fundamentals, Florida maintains high bond ratings of Aa2, AA+, and AA from Moody's Investors Service, Standard & Poor's, and Fitch IBCA, respectively.

(4) IBC Financial Data, Inc. provides independent analysis of trends in the financial services and investing industries, with particular concentration on money market funds.



CUMULATIVE PERFORMANCE COMPARISON

A chart in the form of a line graph appears here, comparing the cumulative performance of a $10,000 investment for the USAA Florida Tax-Free Money Market Fund. The data is from 10/1/93 through 9/30/98. The data points from the graph are as follows:

USAA  Florida Tax-Free Money Market Fund

  Year                 Amount
--------              -------
10/01/93              $10,000
03/31/94              $10,096
09/30/94              $10,218
03/31/95              $10,384
09/30/95              $10,570
03/31/96              $10,749
09/30/96              $10,923
03/31/97              $11,094
09/30/97              $11,281
03/31/98              $11,464
09/30/98              $11,652

Data since inception on 10/1/93 through 9/30/98


Past performance is no guarantee of future results and the value of your investment will vary according to the Fund's performance. Income may be subject to federal, state or local taxes, or to the alternative minimum tax. For 7-day yield information, please refer to the Fund's Investment Review page.

An investment in a money market fund is not insured or guaranteed by the FDIC or any government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

See page 19 for a complete listing of the Portfolio of Investments.



CATEGORIES & DEFINITIONS
PORTFOLIOS OF INVESTMENTS

September 30, 1998
(Unaudited)


Fixed-Rate Instruments - consist of municipal bonds, notes, and commercial paper. The interest rate is constant to maturity. Prior to maturity, the price of a fixed-rate instrument generally varies inversely to the movement of interest rates.

Put Bonds - provide the right to sell the bond at face value at specific tender dates prior to final maturity. The put feature shortens the effective maturity to the next tender date.

Variable Rate Demand Notes (VRDN) - provide the right, on any business day, to sell the security at face value on either that day or in seven days. The interest rate is adjusted at a stipulated daily, weekly, or monthly interval to a rate that reflects current market conditions. In money market funds, the effective maturity is the date on which the underlying principal amount may be recovered or the next rate adjustment date consistent with regulatory requirements. In bond funds, the effective maturity is the next put date. Most VRDNs possess a credit enhancement.

Credit Enhancement (CRE) - adds the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal when due. The enhancement may be provided by either a high quality bank, insurance company, or other corporation, or a collateral trust. Typically, the rating agencies evaluate the security based upon the credit standing of the provider of the credit enhancement, rather than the credit standing of the issuer. If the securities are enhanced by a bond insurer, scheduled principal and interest payments are insured by:

      (1)   Municipal Bond Insurance Association.
      (2)   AMBAC Indemnity Corp.
      (3)   Financial Guaranty Insurance Co.
      (4)   Financial Security Assurance, Inc.
      (5)   Asset Guaranty Insurance Co.
      (6)   American Capital Access.
      (7)   Continental General Corp.

The insurance does not guarantee the market value of the municipal bonds.


PORTFOLIO DESCRIPTION ABBREVIATIONS
CP        Commercial Paper                  GO    General Obligation
CRE       Credit Enhanced                   MFH   Multi-Family Housing
IDA       Industrial Development            PCRB  Pollution Control Revenue
            Authority/Agency                        Bond
IDRB      Industrial Development            RB    Revenue Bond
            Revenue Bond                    TRAN  Tax Revenue Anticipation Note




USAA FLORIDA TAX-FREE INCOME FUND
PORTFOLIO OF INVESTMENTS
(IN THOUSANDS)

September 30, 1998
(Unaudited)



Principal                                                  Coupon         Final         Market
 Amount          Security                                    Rate        Maturity        Value
-----------------------------------------------------------------------------------------------
            FIXED RATE INSTRUMENTS (94.0%)
         Florida (86.2%)
$3,400   Alachua County Health Facilities
           Auth. RB, Series 1996A (CRE) (1)                  5.80%      12/01/26      $  3,706
         Board of Education Capital Outlay Bonds,
 3,500    Series 1995B (CRE)                                 5.88        6/01/20         3,795
 4,000    Series 1997B (CRE)                                 4.50        6/01/27         3,799
 2,000    Series 1998C (CRE) (4), (e)                        4.50        6/01/22         1,913
         Broward County Housing Finance Auth. MFH RB,
 1,100    Series 1995A                                       7.00        2/01/25         1,223
 1,000    Series 1997A-1                                     6.00        5/01/32         1,068
 2,000   Cape Canaveral Hospital District RB,
          Series 1998                                        5.25        1/01/28         2,003
         Cape Coral Health Facilities Auth. RB,
 1,000    Series 1997 (CRE) (5)                              5.50       10/01/17         1,061
 1,400    Series 1997 (CRE) (5)                              5.63       10/01/27         1,493
 1,855   Citrus County PCRB, Series 1992B                    6.35        2/01/22         2,032
 1,750   Clearwater Housing Auth. RB (CRE) (6)               5.35        5/01/24         1,795
 2,000   Collier County Health Facilities Auth. RB,
          Series 1994 (f)                                    7.00       12/01/19         2,239
 2,000   Dade County Special Obligation Bonds,
          Series 1995                                        6.10        4/01/20         2,190
 7,160   Department of Transportation Right of Way GO,
          Series 1997B (CRE)                                 5.00        7/01/27         7,190
         Department of Transportation Turnpike Auth. RB,
 1,700    Series 1997A (CRE) (3)                             4.75        7/01/20         1,683
 4,000    Series 1998B (CRE) (3)                             5.00        7/01/27         4,028
         Duval County Housing Finance Auth. MFH RB,
 1,700    Series 1996                                        5.90        9/01/16         1,800
 2,510    Series 1996                                        6.00        3/01/21         2,639
 1,000   Escambia County Housing Finance Agency MFH
          RB, Series 1985                                    5.63        8/01/16         1,046
   700   Gulf County School District Sales Tax RB (CRE) (5)  5.75        6/01/17           756
 2,000   Hillsborough County IDA PCRB                        6.25       12/01/34         2,237
         Housing Finance Agency RB,
 1,575    Series 1994B                                       6.35        7/01/14         1,691
 1,000    Series 1995H (CRE)                                 6.50       11/01/25         1,073
 1,200   Indian River County Hospital District RB,
          Series 1996 (CRE) (4)                              5.70       10/01/15         1,318
 2,000   Jacksonville Electric Auth. RB, Series 1997A        5.63       10/01/37         2,095
 8,820   Jacksonville Health Facilities Auth. RB,
          Series 1997B                                       5.25        8/15/27         9,014
 1,000   Martin County Health Facilities Auth.
          Hospital RB, Series 1997A (CRE) (1)                5.25       11/15/17         1,053
 1,000   Miami Beach Health Facilities Auth. Hospital RB,
          Series 1992 (CRE) (7)                              6.25       11/15/19         1,098
36,000   Miami Dade County Special Obligation RB,
          Series 1997B (CRE) (1), (c)                        5.65       10/01/31         6,256
 1,000   Miramar Wastewater Improvement Assessment
          Bonds, Series 1994 (CRE) (3)                       6.75       10/01/25         1,164
 5,000   North Miami Educational Facilities RB,
          Series 1994A (f)                                   6.13        4/01/20         5,308
 2,130   North Miami Health Facilities Auth. RB,
          Series 1996 (CRE)                                  6.00        8/15/24         2,297
 5,750   Orange County Health Facilities Auth. RB,
          Series 1995 (f)                                    6.75        7/01/20         6,873
 1,000   Orange County Housing Finance Auth. RB,
          Series 1994B                                       6.40        2/01/30         1,075
 3,575   Orlando and Orange County Expressway Auth. RB,
          Series 1993                                        5.95        7/01/23         3,734
 4,000   Orlando Utilities Commission RB, Series 1993B       5.25       10/01/23         4,075
 3,405   Palm Beach County Health Facilities Auth.
          Hospital RB, Series 1993 (a)                       6.30       10/01/22         3,903
 2,500   Palm Beach County Health Facilities Auth. RB,
          Series 1997                                        5.50       10/01/15         2,534
 4,900   Palm Beach County Health Facilities Retirement
          Community RB, Series 1996                          5.63       11/15/20         5,191
   625   Palm Beach County Housing Finance Auth. RB,
          Series 1994B                                       6.40        4/01/14           670
 1,800   Plantation Health Facilities Auth. RB,
          Series 1998                                        5.13       12/01/22         1,788
 3,000   Sarasota County Public Hospital Board RB,
          Series 1998B (CRE) (1)                             5.25        7/01/24         3,177
 6,805   St. Johns County IDA Hospital RB, Series 1992       6.00        8/01/22         7,178
 2,000   St. Johns County IDA RB, Series 1997A
          (CRE) (1), (d)                                     5.50        3/01/17         2,091
 3,215   Sunrise Special Tax District #1 GO,
          Series 1991 (CRE)                                  6.38       11/01/21         3,487
 1,150   Tallahassee Consolidated Utility Systems RB,
          Series 1994                                        6.20       10/01/19         1,282
 8,400   Tampa Bay Water Utility Systems RB,
          Series 1998B (CRE) (3)                             4.75       10/01/27         8,263
 1,300   Turtle Run Community Development District RB (a)    6.40        5/01/11         1,437
 1,500   Volusia County Education Facility Auth. RB,
          Series 1996A                                       6.13       10/15/26         1,627
 3,000   Volusia County Health Facilities Auth. Hospital RB,
          Series 1996 (CRE) (2)                              5.50       11/15/26         3,141

         Guam (0.7%)
 1,000   Government Limited Obligation
          Infrastructure Improvement RB, Series 1989A (a)    7.10       11/15/09         1,060

         Puerto Rico (7.1%)
         Commonwealth GO,
 1,000    Series 1996                                        5.40        7/01/25         1,044
 2,000    Series 1998                                        5.00        7/01/27         2,001
 5,150   Electric Power Auth. RB, Series 1995Z               5.25        7/01/21         5,241
 1,000   Highway and Transportation Auth. RB,
          Series 1998A                                       5.00        7/01/38           994
 2,500   Highway Auth. RB, Series Q (a)                      6.00        7/01/20         2,603
----------------------------------------------------------------------------------------------
         Total fixed rate instruments (cost: $145,524)                                 156,532
----------------------------------------------------------------------------------------------


                                 PUT BOND (4.6%)
         Florida
 7,055   Duval County Housing Finance Auth. MFH RB,
          Series 1995 (CRE) (cost: $7,161)                   6.75        4/01/25         7,720
----------------------------------------------------------------------------------------------

                        VARIABLE RATE DEMAND NOTE (1.1%)
         Florida
 1,760   Dade County Health Facilities Auth. RB,
          Series 1990 (CRE) (cost: $1,760)                   4.20        9/01/20         1,760
----------------------------------------------------------------------------------------------
         Total investments (cost: $154,445)                                           $166,012
==============================================================================================





                          PORTFOLIO SUMMARY BY INDUSTRY

            Hospitals                                           20.1%
            Special Assessment/Tax/Fee                          15.7
            Multi-Family Housing                                11.7
            Nursing/Continuing Care Centers                     10.0
            Water/Sewer Utilities - Municipal                    7.7
            Toll Roads                                           5.7
            Electric/Gas Utilities - Municipal                   5.6
            Escrowed Bonds                                       5.4
            Education                                            4.2
            Healthcare - Miscellaneous                           4.1
            General Obligations                                  3.9
            Electric Utilities                                   2.6
            Single-Family Housing                                1.4
            Miscellaneous                                        1.2
            Sales Tax                                             .4
                                                               -----
            Total                                               99.7%
                                                               =====



USAA FLORIDA  TAX-FREE MONEY MARKET FUND
PORTFOLIO OF INVESTMENTS
(IN THOUSANDS)

September 30, 1998
(Unaudited)



Principal                                                     Coupon       Final
 Amount                 Security                               Rate       Maturity          Value
--------------------------------------------------------------------------------------------------
                       VARIABLE RATE DEMAND NOTES (67.8%)
            Florida
   $5,130   Atlantic Beach Improvement and Refunding RB,
             Series 1994B (CRE)                                 4.20%       10/01/24        $5,130
    3,000   Brevard County Housing Finance Auth. MFH RB,
             Series 1993 (CRE)                                  4.10         7/01/05         3,000
    1,385   Brevard County Mental Health Facilities RB,
             Series 1994C (CRE)                                 4.10         1/01/10         1,385
    3,000   Broward County Education Research and
             Training Auth. IDRB, Series 1997 (CRE)             4.05         8/01/04         3,000
    2,170   Broward County Housing Finance Auth. MFH RB,
             Series 1990 (CRE)                                  3.70        10/01/07         2,170
      600   Broward County IDA RB, Series 1992                  3.75         3/01/99           600
      850    Dade County IDA RB, Series 1996 (CRE)              4.05        10/01/16           850
    3,830   Fort Pierce Health Facility RB, Series 1997 (CRE)   4.05        10/01/17         3,830
            Housing Finance Agency MFH RB,
    4,300    Series 1985GGG (CRE)                               4.85        12/01/08         4,300
      710    Series 1990B (CRE)                                 3.70        12/01/09           710
      450    Series 1990D (CRE)                                 3.70        12/01/09           450
    4,400   Jacksonville Hospital RB, Series 1988 (CRE)         5.00         2/01/18         4,400
    1,900   Miami Health Facilities Auth. RB,
             Series 1996 (CRE)                                  4.05        12/01/16         1,900
    1,000   Orange County IDA RB, Series 1996A (CRE)            4.05         2/01/16         1,000
            Palm Beach County Housing Finance Auth. MFH RB,
    1,900    Series 1988C (CRE)                                 3.60        11/01/07         1,900
    3,845    Series 1988D (CRE)                                 3.60        11/01/07         3,845
    2,270   Plant City Hospital RB, Series 1993 (CRE)           4.05         3/01/13         2,270
    1,930   Sarasota Educational Facilities RB,
             Series 1996 (CRE)                                  4.05         2/01/21         1,930
    2,740   St. Johns County IDA RB, Series 1997 (CRE)          4.05         5/01/09         2,740
    3,475   St. Petersburg Health Facilities Auth. RB,
             Series 1997 (CRE)                                  3.65         7/01/27         3,475
    3,900   Volusia County Health Facilities Auth. RB,
             Series 1994A (CRE)                                 3.95        11/15/23         3,900
    3,000   Volusia County Housing Finance Auth. RB,
             Series 1985C (CRE) (b)                             4.38         9/01/05         3,000
    4,150   Wauchula IDA RB, Series 1993 (CRE)                  4.00        12/01/13         4,150
--------------------------------------------------------------------------------------------------
            Total variable rate demand notes (cost: $59,935)                                59,935
--------------------------------------------------------------------------------------------------

                                PUT BONDS (5.6%)
            Florida
    4,000   Indian River Hospital District Hospital RB,
             Series 1990 (CRE)                                  3.30       10/01/24          4,000
    1,000   St. Lucie County PCRB, Series 1994A                 3.45        7/01/29          1,000
--------------------------------------------------------------------------------------------------
            Total put bonds (cost: $5,000)                                                   5,000
--------------------------------------------------------------------------------------------------

                         FIXED RATE INSTRUMENTS (20.4%)
            Florida
    2,000   Broward County Sales Tax Revenue CP Notes,
             Series A                                           3.55      11/13/98           2,000
    1,500   Jacksonville Electric Auth. CP Notes,
             Series 1996A                                       3.55      10/27/98           1,500
    3,500   Jacksonville GO CP Notes, Series 1998               3.40      12/07/98           3,500
    3,365   Local Government Finance Commission
             Pooled CP Notes, Series A (CRE)                    3.70      10/07/98           3,365
    3,000   Miami Dade County Florida School District TRAN,
             Series 1998                                        4.00       6/30/99           3,008
      700   Osceola County Capital Improvements RB,
             Series 1998 (CRE) (1)                              3.60       9/01/99             701
            Tampa Guaranteed Entitlement RB,
    2,980    Series 1988A (a)                                   8.38      10/01/08           2,980
      960    Series 1988B (a)                                   8.40      10/01/08             960
--------------------------------------------------------------------------------------------------
            Total fixed rate instruments (cost: $18,014)                                    18,014
--------------------------------------------------------------------------------------------------
            Total investments (cost: $82,949)                                              $82,949
==================================================================================================




                          PORTFOLIO SUMMARY BY INDUSTRY

            Multi-Family Housing                                21.9%
            Hospitals                                           16.5
            Nursing/Continuing Care Centers                     11.9
            Buildings                                            8.1
            Healthcare - Miscellaneous                           5.9
            U.S. Government                                      4.4
            General Obligations                                  4.0
            Finance - Municipal                                  3.8
            Real Estate Tax/Free                                 3.4
            Education                                            3.3
            Aluminum                                             3.1
            Sales Tax                                            2.2
            Electric/Gas Utilities - Municipal                   1.7
            Electric Utilities                                   1.1
            Community Service                                    1.0
            Appropriated Debt                                     .8
            Manufacturing - Diversified Industries                .7
                                                               -----
            Total                                               93.8%
                                                               =====




NOTES TO PORTFOLIO OF INVESTMENTS

September 30, 1998
(Unaudited)


GENERAL NOTES
Values of securities  are  determined by procedures  and practices  discussed in note 1 to the financial statements.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

The percentages shown represent the percentage of the investments to net assets.



SPECIFIC NOTES
(a) Prerefunded to various dates prior to maturity at the call price.

(b) This  security  was   purchased  within  the  terms of a  private  placement
memorandum and is subject to a seven day demand feature. Under procedures adopted by the Board of Trustees, the adviser has determined that this security is liquid. At September 30, 1998, this security represents 3.4% of the USAA Florida Tax-Free Money Market Fund's net assets.

(c) Zero Coupon security. Rate represents the effective yield at date of purchase.

(d) This security is exempt from registration under the Securities Act of 1933 and has been determined to be liquid by management. Any resale of this security may occur in an exempt transaction in the United States to a qualified institutional buyer as defined by Rule 144A. At September 30, 1998, this security represented 1.3% of the USAA Florida Tax-Free Income Fund's net assets.

(e) At September 30, 1998, the cost of securities purchased on a delayed delivery basis for the USAA Florida Tax-Free Income Fund was $1.9 million.

(f) At September 30, 1998, these securities were segregated to cover delayed delivery purchases.


See accompanying notes to financial statements.





STATEMENTS OF ASSETS AND LIABILITIES
(IN THOUSANDS)

September 30, 1998
(Unaudited)


                                                                        USAA               USAA
                                                                       Florida       Florida Tax-Free
                                                                       Tax-Free        Money Market
                                                                     Income Fund           Fund
                                                                    ---------------------------------
ASSETS
   Investments in securities, at market value
      (identified cost of $154,445 and $82,949, respectively)          $166,012          $ 82,949
   Cash                                                                      75               119
   Receivables:
      Capital shares sold                                                    25                85
      Interest                                                            2,648               512
      Securities sold                                                       -               4,949
                                                                       --------          --------
         Total assets                                                   168,760            88,614
                                                                       --------          --------
LIABILITIES
   Securities purchased                                                   1,871               -
   Capital shares redeemed                                                  -                  94
   USAA Investment Management Company                                        49                45
   USAA Transfer Agency Company                                               6                 5
   Accounts payable and accrued expenses                                     27                13
   Dividends on capital shares                                              217                14
                                                                       --------          --------
         Total liabilities                                                2,170               171
                                                                       --------          --------
            Net assets applicable to capital shares outstanding        $166,590          $ 88,443
                                                                       ========          ========

REPRESENTED BY:
   Paid-in capital                                                     $156,201          $ 88,443
   Accumulated net realized loss on investments                          (1,178)              -
   Net unrealized appreciation of investments                            11,567               -
                                                                       --------          --------
            Net assets applicable to capital shares outstanding        $166,590          $ 88,443
                                                                       ========          ========
   Capital shares outstanding, unlimited number of shares
      authorized, $.001 par value                                        16,328            88,443
                                                                       ========          ========
   Net asset value, redemption price, and offering price per share     $  10.20          $   1.00
                                                                       ========          ========

See accompanying notes to financial statements.







STATEMENTS OF OPERATIONS
(IN THOUSANDS)

Six-month period ended September 30, 1998
(Unaudited)


                                                                USAA               USAA
                                                               Florida        Florida Tax-Free
                                                              Tax-Free           Money Market
                                                             Income Fund            Fund
                                                             ---------------------------------
Net investment income:
   Interest income                                              $ 4,221           $ 1,660
                                                                -------           -------
   Expenses:
      Management fees                                               279               160
      Transfer agent's fees                                          37                29
      Custodian's fees                                               31                19
      Postage                                                         3                 3
      Shareholder reporting fees                                      2                 2
      Trustees' fees                                                  4                 4
      Registration fees                                              10                -
      Professional fees                                               5                 8
      Other                                                           3                 4
                                                                -------           -------
         Total expenses before reimbursement                        374               229
      Expenses reimbursed                                           -                  (7)
                                                                -------           -------
         Total expenses after reimbursement                         374               222
                                                                -------           -------
            Net investment income                                 3,847             1,438
                                                                -------           -------
Net realized and unrealized gain on investments:
      Net realized gain                                             228                -
      Change in net unrealized appreciation/depreciation          3,904                -
                                                                -------           -------
            Net realized and unrealized gain                      4,132                -
                                                                -------           -------
Increase in net assets resulting from operations                $ 7,979           $ 1,438
                                                                =======           =======



See accompanying notes to financial statements.





STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Six-month period ended September 30, 1998 and Year ended March 31, 1998
(Unaudited)


                                                           USAA                      USAA
                                                      Florida Tax-Free         Florida Tax-Free
                                                         Income Fund           Money Market Fund
                                                  --------------------------------------------------
                                                   9/30/98      3/31/98        9/30/98       3/31/98
                                                  --------------------------------------------------

From operations:
   Net investment income                          $  3,847     $   6,108      $ 1,438      $  2,851
   Net realized gain on investments                    228           451          -            -
   Change in net unrealized appreciation/
      depreciation of investments                    3,904         6,424          -            -
                                                  -------------------------------------------------
      Increase in net assets resulting from
         operations                                  7,979        12,983        1,438         2,851
                                                  -------------------------------------------------
Distributions to shareholders from:
   Net investment income                            (3,847)       (6,108)      (1,438)       (2,851)
                                                  -------------------------------------------------
From capital share transactions:
   Proceeds from shares sold                        26,137        60,753       33,189       159,243
   Dividend reinvestments                            2,585         4,066        1,346         2,630
   Cost of shares redeemed                         (12,185)      (21,256)     (35,891)     (159,127)
                                                  -------------------------------------------------
      Increase (decrease) in net assets from
         capital share transactions                 16,537        43,563       (1,356)        2,746
                                                  -------------------------------------------------
Net increase (decrease) in net assets               20,669        50,438       (1,356)        2,746
Net assets:
   Beginning of period                             145,921        95,483       89,799        87,053
                                                  -------------------------------------------------
   End of period                                  $166,590     $ 145,921     $ 88,443      $ 89,799
                                                  =================================================
Change in shares outstanding:
   Shares sold                                       2,619         6,196       33,189       159,243
   Shares issued for dividends reinvested              258           416        1,346         2,630
   Shares redeemed                                  (1,224)       (2,172)     (35,891)     (159,127)
                                                  -------------------------------------------------
      Increase (decrease) in
         shares outstanding                          1,653         4,440       (1,356)        2,746
                                                  =================================================



See accompanying notes to financial statements.





NOTES TO FINANCIAL STATEMENTS

September 30, 1998
(Unaudited)


(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
USAA State Tax-Free Trust (the Trust), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company organized as a Delaware business trust consisting of four separate funds. The information presented in this semiannual report pertains only to the USAA Florida Tax-Free Income Fund and USAA Florida Tax-Free Money Market Fund (the Funds). The Funds have a common objective of providing Florida investors with a high level of current interest income that is exempt from federal income taxes and shares that are exempt from the Florida intangible personal property tax. The USAA Florida Tax-Free Money Market Fund has a further objective of preserving capital and maintaining liquidity.

A. Security valuation - Investments in the USAA Florida Tax-Free Income Fund are valued each business day by a pricing service (the Service) approved by the Trust's Board of Trustees. The Service uses the mean between quoted bid and asked prices or the last sale price to price securities when, in the Service's judgement, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods which include consideration of yields or prices of municipal securities of comparable quality, coupon, maturity and type, indications as to values from dealers in securities, and general market conditions. Securities which are not valued by the Service, and all other assets, are valued in good faith at fair value using methods determined by the Manager under the general supervision of the Board of Trustees. Securities purchased with maturities of 60 days or less and, pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended, all securities in the USAA Florida Tax-Free Money Market Fund, are stated at amortized cost which approximates market value.

B. Federal taxes - Each Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required.

C. Investments in securities - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Interest income is recorded daily on the accrual basis. Premiums and original issue discounts are amortized over the life of the respective securities. Market discounts are not amortized. Any ordinary income related to market discounts is recognized upon disposition of the securities. The Funds concentrate their investments in Florida municipal securities and therefore may be exposed to more credit risk than portfolios with a broader geographical diversification.

D. Use of estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINES OF CREDIT
The Funds participate with other USAA funds in two joint short-term revolving loan agreements totaling $850 million, one with USAA Capital Corporation (CAPCO), an affiliate of the Manager ($750 million uncommitted), and one with NationsBank of Texas, N.A. ($100 million committed). The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability under its agreement with CAPCO, each Fund may borrow from CAPCO an amount up to 5% of its total assets at CAPCO's borrowing rate with no markup. Subject to availability under its agreement with NationsBank, each Fund may borrow from NationsBank an amount which, when added to outstanding borrowings under the CAPCO agreement, does not exceed 15% of its total assets at NationsBank's borrowing rate plus a markup. During the six-month period ended September 30, 1998, the USAA Florida Tax-Free Income Fund had one borrowing of $1.6 million, and incurred $247 in interest expense. The USAA Florida Tax-Free Money Market Fund had no borrowings under either of these agreements during the period.

(3) DISTRIBUTIONS
Net investment income is accrued daily as dividends and distributed to shareholders monthly. Distributions of realized gains from security transactions not offset by capital losses are made in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes. At September 30, 1998, the USAA Florida Tax-Free Income Fund had capital loss carryovers for federal income tax purposes of approximately $1.2 million which, if not offset by subsequent capital gains will expire between 2003-2004. It is unlikely that the Trust's Board of Trustees will authorize a distribution of capital gains realized in the future until the capital loss carryovers have been utilized or expire.

(4) INVESTMENT TRANSACTIONS
Cost of purchases and proceeds from sales/maturities of securities for the six-month period ended September 30, 1998 were as follows:


                            USAA Florida Tax-Free        USAA Florida Tax-Free
                                Income Fund                Money Market Fund
                                   ($000)                        ($000)
                            ---------------------        ---------------------
Purchases                         $46,118                        $84,616
Sales/maturities                  $23,571                        $83,295


For the USAA Florida Tax-Free Income Fund, cost of purchases and proceeds from sales/maturities excludes short-term securities.

Gross unrealized appreciation and depreciation of investments at September 30, 1998 was as follows:


                        Appreciation        Depreciation              Net
                           ($000)              ($000)               ($000)
                       ----------------------------------------------------
USAA Florida Tax-Free
  Income Fund             $11,567             $  -                 $11,567


(5) TRANSACTIONS WITH MANAGER
A. Management fees - USAA Investment Management Company (the Manager) carries out each Fund's investment policies and manages each Fund's portfolio. Management fees are computed as a percentage of aggregate average net assets
(ANA) of both Funds combined, which on an annual basis is equal to .50% of the first $50 million, .40% of that portion over $50 million but not over $100 million, and .30% of that portion over $100 million. These fees are allocated on a proportional basis to each Fund monthly based upon ANA.

The Manager has voluntarily agreed to limit the annual expenses of each Fund to .50% of its average net assets through August 1, 1999.

B. Transfer agent's fees - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Funds based on an annual charge of $26 per shareholder account plus out-of-pocket expenses.

C. Underwriting services - The Manager provides exclusive underwriting and distribution of the Funds' shares on a continuing best efforts basis. The Manager receives no commissions or fees for this service.


(6) TRANSACTIONS WITH AFFILIATES
Certain trustees and officers of the Funds are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Funds.


NOTES TO FINANCIAL STATEMENTS (CONTINUED)
USAA FLORIDA TAX-FREE INCOME FUND

September 30, 1998
(Unaudited)

(7) FINANCIAL HIGHLIGHTS
Per share operating performance for a share outstanding throughout each period is as follows:



                                Six-Month
                              Period Ended                      Year Ended March 31,
                              September 30,     ---------------------------------------------------
                                  1998          1998        1997       1996       1995       1994**
                              ---------------------------------------------------------------------
Net asset value at
   beginning of period         $   9.94      $   9.33     $  9.26    $  9.09    $  8.98     $ 10.00
Net investment income               .25           .51         .52        .52        .49         .21
Net realized and
   unrealized gain (loss)           .26           .61         .07        .17        .11       (1.02)
Distributions from net
   investment income               (.25)         (.51)       (.52)      (.52)      (.49)       (.21)
                              ---------------------------------------------------------------------
Net asset value at
   end of period               $  10.20      $   9.94     $  9.33    $  9.26    $  9.09     $  8.98
                              =====================================================================
Total return (%) *                 5.21         12.22        6.51       7.66       7.01       (8.22)
Net assets at end
   of period (000)             $166,590      $145,921     $95,483    $69,079    $42,891     $24,948
Ratio of expenses to
   average net assets (%)           .48(a)        .50         .50        .50        .50         .50(a)
Ratio of expenses to
   average net assets
   excluding
   reimbursements (%)               -             .51         .57        .67        .81        1.33(a)
Ratio of net investment
   income to average
   net assets (%)                  4.99(a)       5.21        5.57       5.52       5.59        4.63(a)
Portfolio turnover (%)            15.71         27.48       44.75      88.20      71.76      284.11


(a) Annualized. The ratio is not necessarily indicative of 12 months of operations.
  * Assumes reinvestments of all dividend income distributions during the period.
 ** Fund commenced operations October 1, 1993.





NOTES TO FINANCIAL STATEMENTS (CONTINUED)
USAA FLORIDA TAX-FREE MONEY MARKET FUND

September 30, 1998
(Unaudited)

(7) FINANCIAL HIGHLIGHTS (CONTINUED)
Per share operating performance for a share outstanding throughout each period is as follows:


                                   Six-Month
                                 Period Ended                 Year Ended March 31,
                                 September 30, -------------------------------------------------------
                                      1998       1998        1997        1996        1995       1994**
                                 ---------------------------------------------------------------------
Net asset value at
   beginning of period             $  1.00     $  1.00     $  1.00     $  1.00     $  1.00     $  1.00
Net investment income                  .02         .03         .03         .03         .03         .01
Distributions from net
   investment income                  (.02)       (.03)       (.03)       (.03)       (.03)       (.01)
                                 ---------------------------------------------------------------------
Net asset value at
   end of period                   $  1.00     $  1.00     $  1.00     $  1.00     $  1.00     $  1.00
                                 =====================================================================
Total return (%) *                    1.64        3.34        3.20        3.51        2.86         .96
Net assets at end
   of period (000)                $ 88,443    $ 89,799     $87,053     $71,224     $52,225     $29,877
Ratio of expenses to
   average net assets (%)              .50(a)      .50         .50         .50         .50         .50(a)
Ratio of expenses to
   average net assets
   excluding
   reimbursements (%)                  .52(a)      .52         .57         .64         .72        1.11(a)
Ratio of net investment
   income to average
   net assets (%)                     3.25(a)     3.28        3.15        3.45        2.97        1.98(a)



(a) Annualized. The ratio is not necessarily indicative of 12 months of operations.
  * Assumes reinvestment of all dividend income distributions during the period. ** Fund commenced operations October 1, 1993.



DIRECTORS
Robert G. Davis, Chairman of the Board
Michael J.C. Roth, President and Vice Chairman of the Board
John W. Saunders, Jr., Vice President
Barbara B. Dreeben
Howard L. Freeman, Jr.
Robert L. Mason
Richard A. Zucker

INVESTMENT ADVISER, UNDERWRITER AND DISTRIBUTOR
USAA Investment Management Company
9800 Fredericksburg Road
San Antonio, Texas 78288

TRANSFER AGENT
USAA Shareholder Account Services
9800 Fredericksburg Road
San Antonio, Texas 78288

CUSTODIAN
State Street Bank and Trust Company
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL
Goodwin, Procter & Hoar LLP
Exchange Place
Boston, Massachusetts 02109

INDEPENDENT AUDITORS
KPMG Peat Marwick LLP
112 East Pecan, Suite 2400
San Antonio, Texas 78205

Telephone Assistance Hours
Call toll free - Central Time
Monday - Friday 8:00 a.m. to 8:00 p.m.
Saturdays 8:30 a.m. to 5:00 p.m.

For Additional Information On Mutual Funds
1-800-531-8181, (in San Antonio) 456-7211
For account servicing, exchanges or redemptions
1-800-531-8448, (in San Antonio) 456-7202

Recorded Mutual Fund Price Quotes
24-Hour Service (from any phone)
1-800-531-8066, (in San Antonio) 498-8066

Mutual Fund TouchLine(Registered Trademark)
(from Touchtone phones only)
For account balance, last transaction or fund prices
1-800-531-8777, (in San Antonio) 498-8777